Exhibit 99.1

QXO Announces Pricing of Upsized Concurrent Offerings of Common Stock and Depositary Shares

GREENWICH, Conn. – May 22, 2025 – QXO, Inc. (NYSE: QXO) (“QXO” or the “Company”) announced today the pricing of its previously announced separate underwritten public offerings of (i) 48,484,849 shares of its common stock (“Common Stock”) at a public offering price of $16.50 per share (the “Common Stock Offering”), and (ii) $500 million of depositary shares (“Depositary Shares”), each representing a 1/20th interest in a share of newly issued 5.50% Series B Mandatory Convertible Preferred Stock (“Mandatory Convertible Preferred Stock”), of the Company at a public offering price of $50.00 per Depositary Share (the “Depositary Shares Offering” and, together, the “Offerings”). QXO has granted the underwriters in each respective Offering a 30-day option to purchase up to an additional (i) 7,272,727 shares of its Common Stock and (ii) $75 million of Depositary Shares, solely to cover over-allotments, if any. The Offerings are not contingent upon each other. The Common Stock Offering is expected to close on May 23, 2025, and the Depositary Shares Offering is expected to close on May 27, 2025, subject to customary closing conditions.

The gross proceeds from the Common Stock Offering will be $800 million (assuming the underwriters do not exercise the option to purchase additional shares of Common Stock) and the gross proceeds from the Depositary Shares Offering will be $500 million (assuming the underwriters do not exercise the over-allotment option to purchase additional Depositary Shares). QXO intends to use the net proceeds from the Offerings to repay indebtedness under the Company’s senior secured term loan facility, which will strengthen the Company’s position with respect to future acquisition opportunities.

Holders of the Depositary Shares will be entitled to a proportional fractional interest in the rights and preferences of the Mandatory Convertible Preferred Stock, including conversion, dividend, liquidation and voting rights, subject to the provisions of a deposit agreement. The Mandatory Convertible Preferred Stock will accumulate dividends (which may be paid in cash or, subject to certain limitations, in shares of Common Stock or in any combination of cash and Common Stock) at a rate per annum equal to 5.50% on the liquidation preference thereof, which is $1,000 per share plus accumulated and unpaid dividends, payable when, as and if declared by QXO’s board of directors (or an authorized committee thereof), on February 15, May 15, August 15 and November 15 of each year, beginning on August 15, 2025 and ending on, and including, May 15, 2028. Unless earlier converted, each outstanding share of Mandatory Convertible Preferred Stock will automatically convert, for settlement on or about May 15, 2028, into between 49.4740 and 60.6060 shares of Common Stock (and, correspondingly, each Depositary Share will automatically convert into between 2.4737 and 3.0303 shares of Common Stock), subject to certain anti-dilution and other adjustments. Other than during a fundamental change conversion period (as defined in the prospectus supplement relating to the Depositary Shares Offering), at any time prior to the mandatory conversion settlement date, a holder of 20 Depositary Shares may cause the bank depositary to convert one share of Mandatory Convertible Preferred Stock, on such holder’s behalf, into a number of shares of Common Stock equal to the minimum conversion rate of 49.4740, subject to certain anti-dilution and other adjustments. Currently, there is no public market for the Depositary Shares or the Mandatory Convertible Preferred Stock. QXO has applied to list the Depositary Shares on the New York Stock Exchange under the symbol “QXO.PRB.”

Goldman Sachs & Co. LLC and Morgan Stanley are acting as lead joint bookrunning managers for the Offerings. Baird, Citigroup, Oppenheimer & Co., Raymond James, RBC Capital Markets, Stifel, Truist Securities, Wells Fargo Securities and William Blair are acting as joint bookrunning managers for the Offerings. BofA Securities, BMO Capital Markets, Credit Agricole CIB and Wolfe | Nomura Alliance are acting as co-managers for the Offerings.

Each Offering is being made by means of a prospectus supplement under QXO’s effective registration statement on Form S-3ASR, as filed with the Securities and Exchange Commission (the “SEC”).

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor does it constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful. Each Offering may be made only by means of a prospectus supplement and accompanying prospectus. Copies of the final prospectus supplements and accompanying prospectuses related to the Offerings can be obtained from Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at 1-866-471-2526 or by email at prospectus-ny@ny.email.gs.com or from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

About QXO

QXO is the largest publicly traded distributor of roofing, waterproofing and complementary building products in the United States. The company plans to become the tech-enabled leader in the $800 billion building products distribution industry and generate outsized value for shareholders. QXO is targeting $50 billion in annual revenues within the next decade through accretive acquisitions and organic growth.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the use of proceeds of the Offerings and the expected closing date of the Offerings, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

•	an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging relationships with customers;

•	a change in supplier pricing and demand adversely affecting our income and gross margins;

•	a change in vendor rebates adversely affecting our income and gross margins;

•	our inability to identify potential acquisition targets or successfully complete acquisitions on acceptable terms;

•	risks related to maintaining our safety record;

•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;

•	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

•	seasonality, weather-related conditions and natural disasters;

•	risks related to the proper functioning of our information technology systems, including from cybersecurity threats;

•	loss of key talent or our inability to attract and retain new qualified talent;

•	risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor force of our suppliers or customers;

•	the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;

•	the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and business generally;

•	unexpected costs, charges or expenses resulting from the Beacon Acquisition or any future acquisition or difficulties in integrating and operating acquired companies;

•	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

•	the possibility that the Company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

•	challenges raising additional equity or debt capital from public or private markets to pursue the Company’s business plan and the effects that raising such capital may have on the Company and its business;

•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

•	risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance;

•	the impact of legislative, regulatory, economic, competitive and technological changes;

•	unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

•	other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contact

Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact

Mark Manduca
mark.manduca@qxo.com
203-321-3889